UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2020

FORMA THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39333	37-1657129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forma Therapeutics Holdings, Inc.

500 Arsenal Street, Suite 100

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (617) 679-1970

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors.

On September 7, 2020, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board appointed Thomas G. Wiggans to join the Board, effective as of September 7, 2020. Mr. Wiggans will serve as a Class III director until his term expires at the 2023 annual meeting of stockholders at which time he will stand for election by the Company’s stockholders. The Board determined that Mr. Wiggans is independent under the listing standards of Nasdaq. Mr. Wiggans was also appointed to serve on the Compensation Committee of the Board. The Board has determined that Mr. Wiggans meets the requirements for independence of compensation committee members under the applicable listing standards of Nasdaq and the Securities Exchange Act of 1934, as amended. Effective as of September 7, 2020, the Compensation Committee of the Board is composed of Mr. Wiggans, Peter Wirth, J.D. and Timothy P. Clackson, Ph.D. The composition of the Audit Committee and the Nominating and Corporate Governance Committee remains unchanged.

As a non-employee director, Mr. Wiggans will receive cash compensation and an equity award for his Board service in accordance with the Company’s Non-Employee Director Compensation Policy, as amended. Mr. Wiggans is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Wiggans and any other persons pursuant to which he was selected as a director. In addition, Mr. Wiggans has entered into an indemnification agreement with the Company consistent with the form of indemnification agreement entered into between the Company and its existing non-employee directors.

On September 9, 2020, the Company issued a press release announcing Mr. Wiggans’ appointment to the Board. A copy of this press release is filed as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by the Company on September 9, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forma Therapeutics Holdings, Inc.

Date: September 9, 2020	By:	/s/ Jeannette Potts
	Name:	Jeannette Potts, Ph.D., J.D.
	Title:	SVP, General Counsel